UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 17, 2022, at the annual meeting of stockholders (the “2022 Annual Meeting”) of ZoomInfo Technologies Inc. (“ZoomInfo”), ZoomInfo’s stockholders approved the amendment and restatement of ZoomInfo’s amended and restated certificate of incorporation (the amended and restated certificate of incorporation as currently in effect, the “Amended and Restated Certificate of Incorporation” and, as further amended and restated, the “Second Amended and Restated Certificate of Incorporation”) to (i) delete provisions in the Amended and Restated Certificate of Incorporation that are no longer applicable following the cancellation of all outstanding shares of our former Class B common stock and the conversion of all outstanding shares of our former Class C common stock for shares of ZoomInfo’s Class A common stock, par value $0.01 per share (the “Class A common stock”), in each case after ZoomInfo implemented a series of internal reorganizational steps, and (ii) to rename ZoomInfo’s Class A common stock as “Common Stock.”
The changes to the Amended and Restated Certificate of Incorporation to delete inapplicable provisions and reflect the common stock name change are more fully described in ZoomInfo’s definitive proxy statement for the 2022 Annual Meeting filed on March 29, 2022 (the “Proxy Statement”) in the section entitled “Proposal No. 4-Administrative Amendments to Governing Documents Related to Our Reorganization,” which section is filed as Exhibit 99.1 hereto and incorporated herein by reference.
The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 17, 2022 and will become effective as of 12:01 a.m. New York City time on May 23, 2022. The foregoing description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the text of the Second Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
ZoomInfo held its 2022 Annual Meeting on May 17, 2022. The matters voted upon at the 2022 Annual Meeting and the final voting results were as stated below. Holders of the shares of ZoomInfo’s Class A common stock were entitled to one vote per share held as of the close of business on March 21, 2022 (the “Record Date”). The proposals related to each matter are described in detail in the Proxy Statement.
Proposal No. 1 - Election of Director
The following nominee was elected to serve as a Class II director for a three-year term expiring at the 2025 annual meeting of stockholders or until his successor has been duly elected and qualified. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark Mader	249,494,668	47,000,586	12,662,123

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm
    The appointment of KPMG LLP as the independent registered public accounting firm for ZoomInfo for 2022 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,444,531	1,707,168	5,678	N/A
Proposal No. 3 – Advisory, non-binding vote on the frequency of future stockholder non-binding advisory votes on the compensation of ZoomInfo’s named executive officers
In accordance with the recommendation of ZoomInfo’s Board of Directors, ZoomInfo’s stockholders approved, on a non-binding, advisory basis, “ONE YEAR” as the frequency for holding future non-binding, advisory stockholder votes to approve the compensation of ZoomInfo’s named executive officers. In light of such approval, ZoomInfo intends to hold a non-binding stockholder advisory vote on the compensation of its named executive officers on an annual basis, beginning at the 2023 annual meeting of stockholders, until the next required vote on the frequency of holding a stockholder advisory vote to approve named executive officer compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
293,842,399	19,011	2,611,927	21,917	12,662,123
Proposal No. 4a: Approval of amendments to provisions in ZoomInfo’s amended and restated certificate of incorporation relating to ZoomInfo’s classes of common stock
ZoomInfo’s stockholders approved the amendment and restatement of ZoomInfo’s amended and restated certificate of incorporation to (a) delete provisions related to ZoomInfo’s former Class B and Class C common stock and (b) rename ZoomInfo’s Class A common stock as the “Common Stock,” in each case as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,436,727	33,033	25,494	12,662,123
Proposal No. 4b: Approval of removal of pass-through voting provision from ZoomInfo’s subsidiary’s certificate of incorporation
The stockholders approved amendments to the certificate of incorporation of ZoomInfo’s subsidiary to remove a pass-through voting provision as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,302,979	166,493	25,782	12,662,123

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of ZoomInfo Technologies Inc., effective May 23, 2022.
99.1
The section entitled “Proposal No. 4-Administrative Amendments to Governing Documents Related to Our Reorganization” of the Company’s Proxy Statement is incorporated herein by reference from the Company’s Proxy Statement filed on March 29, 2022.

104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: May 19, 2022
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:   General Counsel and Corporate Secretary